THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

$225,000.00	June 8, 2007

FOR VALUE RECEIVED, SAYSWAP, INC., a Delaware corporation (“Borrower”) promises to pay to the order of DIGITALFX INTERNATIONAL, INC., a Florida corporation (“Lender”), the sum of Two Hundred Twenty-Five Thousand Dollars and No One-Hundredths ($225,000.00) together with interest thereon at a rate of eight percent (8%) per annum on the unpaid balance, with interest to be compounded semi-annually.

The Borrower and Lender hereby further set forth their rights and obligations to one another under this Note and agree to be legally bound as follows:

1. Repayment Terms; Mandatory Prepayment. Borrower hereby agrees to pay in full all unpaid principal and unpaid accrued interest due hereunder, on April 24, 2008 (the “Maturity Date”); provided that, in the event of the consummation of a transaction pursuant to which the Borrower or any of its subsidiaries receives any cash from the issuance of any equity securities (including pursuant to an initial public offering of equity securities) in excess of $2,500,000 (a “Qualified Financing”), prior to the Maturity Date, then on a date no later than ten (10) business days following the consummation of the Qualified Financing (the “Mandatory Prepayment Date”), Borrower shall immediately prepay in full the outstanding amount of the all unpaid principal and interest due hereunder. The earlier to occur of Maturity Date or the Mandatory Prepayment Date shall be referred to herein as the “Loan Termination Date”).

Notwithstanding the foregoing, with respect to Borrower’s repayment on the Loan Termination Date, Lender shall notify the Borrower in writing (the “Election Notice”), not less than thirty (30) days prior to the Maturity Date or three (3) days prior to the date of the consummation of the Qualified Financing, as applicable, as to whether the Lender desires to (i) obtain a cash payment in full for the amount of the unpaid principal and interest due under this Note, or (ii) convert the unpaid principal and interest of this Note (the “Conversion”) into shares of common stock, no par value per share, of Borrower (the “Common Stock”) (with anti-dilution protection to the same extent provided to holders of Warrants issued by Borrower on even date herewith), at the rate of 26.1 shares of common stock for each $100,000 of principal and interest due hereunder (the “Conversion Option”). In the event that Lender’s Election Notice specifies that Lender chooses the Conversion Option, then on the Loan Termination Date, Borrower shall issue stock certificate(s) to Lender and execute such other documents and take such further action as is necessary to consummate the Conversion.

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In the event Lender chooses the Conversion Option as provided herein, then, notwithstanding anything in the foregoing, for purposes of calculating the number of shares to be issued to Lender as a result of such conversion, the interest rate of this Note shall be deemed to be 12% per annum from the date of issuance of this Note to the date the conversion is effective.

In the event Lender chooses the Conversion Option as provided herein, Lender agrees that Lender shall, concurrent with such conversion, become a signatory to and be bound by all of the terms and conditions of that certain Shareholders Agreement, dated as of April 25, 2006, by and among Borrower and the shareholders set forth therein.

2. Optional Prepayment of Note. Borrower may, at its discretion and without penalty, elect to prepay all or any portion of the amount of principal and interest due under the Note at any time prior to the Loan Termination Date.

3. Security Interest. To secure the prompt payment and performance to Lender of the Obligations (as hereinafter defined), Borrower hereby assigns, pledges and grants to Lender for its benefit and for the ratable benefit of Lender a continuing first priority security interest in and to and lien on all of its assets (the “Collateral”), whether now owned or existing or hereafter acquired or arising and wheresoever located. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Lender’s security interest and lien and shall cause its financial statements to reflect such security interest and lien.

“Obligations” shall mean all amounts due hereunder of any kind or nature, present or future. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against Borrower in bankruptcy, whether or not allowed in such case or proceeding), expenses, attorneys’ fees and any other sum chargeable to Borrower hereunder.

Borrower shall take all action that may be necessary or desirable, or that Lender may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Lender’s security interest in and lien on the Collateral or to enable Lender to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (i) immediately discharging all liens other than encumbrances reasonably permitted by Lender, (ii) obtaining landlords’ or mortgagees’ lien waivers, (iii) delivering to Lender, endorsed or accompanied by such instruments of assignment as Lender may specify, and stamping or marking, in such manner as Lender may specify, any and all chattel paper, instruments, letters of credits and advices thereof and documents evidencing or forming a part of the Collateral, (iv) delivering to Lender, such lien, judgment, litigation and bankruptcy searches as Lender shall request, (v) entering into warehousing, blocked account and other custodial arrangements satisfactory to Lender, and (vi) executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to Lender, relating to the creation, validity, perfection, maintenance or continuation of Lender’s security interest and lien under the Uniform Commercial Code or other applicable law. Lender is hereby authorized to file financing statements signed by Lender instead of Borrower in accordance with the Uniform Commercial Code. By its signature hereto, Borrower hereby authorizes Lender to file against Borrower, one or more financing continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Lender (which statements may have a description of collateral which is broader than that set forth herein).

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4. Representations and Warranties of Borrower. Borrower represents and warrants to the Lender that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) it has the requisite power and authority to enter into and carry out the terms of, and to perform its obligations under, this Note and the transactions related hereto, (iii) it has good and marketable title, or a valid and binding leasehold or license interest in, all of the Collateral, free and clear of all liens; (iv) the execution, delivery and performance of this Note, and the related transactions, do not and shall not conflict with or violate any organizational documents of Borrower or the terms of any agreement between it and a third party, and (v) other than this Note, Borrower has no material liability or obligation, absolute or contingent (individually or in the aggregate), except as previously disclosed to Lender.

5. Default. Borrower will be in default if (i) it fails to perform any agreement hereunder or pay any obligation secured hereby when due or if the representations and warranties of Borrower hereunder prove to be false in any material respect; (ii) there is a filing of any petition of bankruptcy by or against Borrower; or (iii) there is an application for appointment of a receiver for, making a general assignment for the benefit of creditors by, or insolvency of the Borrower (each of which shall be referred to herein as an “Event of Default”).

6. Remedies in Case of an Event of Default. In case an Event of Default shall have occurred and be continuing, then the Lender hereof may, at its option, declare the whole sum then remaining unpaid immediately due and payable. In such event, the Lender shall be entitled to exercise all of the rights, powers and remedies for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code, and the Lender shall be entitled, without limitation, to exercise any or all of the following rights, which the Borrower hereby agrees to be commercially reasonable:

(i) to receive all amounts payable in respect of the Collateral otherwise payable to the Borrower;

(ii) to transfer all or any part of the Collateral into the Lender’s name or the name of its nominee or nominees;

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(iii) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance or advertisement or to redeem or otherwise (all of which are hereby waived by the Borrower), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Lender in its reasonable discretion may determine, provided that at least ten (10) days’ notice of the time and place of any such sale shall be given to the Borrower. Lender shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of Borrower, and Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the obligations under this Note or otherwise. At any such sale, unless prohibited by applicable law, Lender may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Lender shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

7. Remedies Cumulative. Each right, power and remedy of the Lender provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Lender of any one or more of the rights, powers or remedies provided for in this Note or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Lender of all such other rights, powers or remedies, and no failure or delay on the part of the Lender to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Lender to any other further action in any circumstances without demand or notice.

8. Application of Proceeds. All moneys collected by the Lender upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Lender hereunder, shall be applied as follows: first, to the reasonable cost, expenses and attorney’s fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon this Note; and, third, to the principal of this Note. It is understood and agreed that the Borrower shall remain liable to the extent of any deficiency between (x) the amount of the obligations under this Note for which it is responsible that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such obligations. It is further understood and agreed that Borrower shall be entitled to receive any and all proceeds of the Collateral remaining following the application of proceeds as contemplated in this Section 8.

9. Purchasers of Collateral. Upon any sale of the Collateral by the Lender hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication or nonapplication thereof.

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10.  Indemnity. The Borrower hereby agrees (i) to indemnify and hold harmless the Lender from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse the Lender for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case growing out of or resulting from the exercise by Lender of any right or remedy granted to it hereunder except, with respect to clauses (i) and (ii) above, to the extent arising from the Lender’s gross negligence or willful misconduct. In no event shall the Lender be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Note other than to account for moneys or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

11. Transfer of Collateral by Borrower. The Borrower will not mortgage, pledge or otherwise encumber any of the Collateral. Borrower will safeguard and protect all Collateral for Lender’s general account and make no disposition thereof whether by sale, lease or otherwise except (a) the sale of Inventory in the ordinary course of business and (b) the disposition or transfer of obsolete and worn-out Equipment in the ordinary course of business during any fiscal year having an aggregate fair market value of not more than $10,000.

12. Demand for Payment and Notice. Borrower waives protest of this Note. Any demand upon or notice to Borrower shall be sufficiently served for all purposes if personally delivered or placed in the mail addressed to the address for Borrower shown on Lender’s record.

13. Delay in Enforcement. Lender can delay enforcement of any rights under this Note without losing them.

14. No Invalidation. Any provisions hereof found to be invalid or unenforceable shall not invalidate the remainder of this Note.

15. Additional Financing. For the avoidance of doubt, nothing in this Note shall restrict the Borrower from obtaining, and Borrower will not require Lender’s approval to obtain, additional financing through the issuance of equity securities or securities convertible into equity securities; provided that Borrower shall require the written consent of Lender before issuing any additional debt that is pari passu or senior to the security of this Note. Notwithstanding the foregoing, Live Universe may invest up to $225,000 in convertible secured notes having the same terms as this Note, and Borrower may raise an additional aggregate amount of up to $200,000 from Cottle Properties and/or K5 Leisure Products, Inc. or one of their nominees, through the issuance of convertible secured notes having the same terms as this Note. Upon the payment in full of all Obligations under this Note, all of the terms hereof shall be terminated.

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16. Construction. This Note shall be governed and construed in accordance with the laws of the defendant’s Home State, as applicable, in any action arising in connection herewith. Lender and Borrower each irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the defendant’s Home State, as applicable, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. For purposes of this Note, “Home State” shall mean the State of Minnesota with respect to Borrower and the State of Nevada with respect to Lender and shall include, for purposes of jurisdiction, Hennepin County with respect to Borrower and Clark County with respect to Lender. Whenever the context requires, the singular shall include the plural and the plural shall include the singular, the whole shall include any part thereof, and any gender shall include all other genders. The headings of this Note are for the purpose of convenience only and shall not limit, enlarge, or otherwise affect any of the terms of this Note.

Borrower has caused this Note to be issued as of the date first set forth above.

BORROWER

SAYSWAP, INC., a Delaware corporation

By:      /s/ Mickey Elfenbein
  Mickey Elfenbein
  Its: President

Subscribed and sworn to before me this
_____ day of June, 2007
by Mickey Elfenbein, who executed the
same in the capacity described.
_________________________________
Notary Public

LENDER

Accepted by DIGITALFX INTERNATIONAL, INC. on June 8, 2007.

By:      /s/ Craig Ellins
  Craig Ellins
  Its: Chief Executive Officer

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